Supplement dated February 28, 2019
to the following prospectus dated May 1, 2018:

MassMutual ElectrumSM, as supplemented 6/19/2018 and 11/16/2018

Liquidation of the Oppenheimer Global Multi-Alternatives Fund/VA

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus for future reference.

Invesco LTC (Invesco), a global investment management company, will acquire OppenheimerFunds, Inc. in the second quarter of 2019 (the “Merger”). In connection with the Merger, the Oppenheimer Global Multi-Alternatives Fund/VA’s (the “Fund”) majority shareholder has notified the Fund that it will redeem its assets in the Fund prior to the closing of the Merger. As a result, the Fund’s portfolio managers will no longer have enough assets to run the Fund’s investment strategy. OppenheimerFunds, Inc. believes it is in the best interest of the Fund and its remaining shareholders to liquidate the Fund.

The Board of Trustees of the Fund has approved the liquidation of the Fund effective on April 29, 2019.

Transfer of Policy Value from the Liquidated Fund

After the close of the New York Stock Exchange (the “NYSE”) on April 29, 2019, any policy value remaining in the Oppenheimer Global Multi-Alternatives Division will be automatically transferred to the MML U.S. Government Money Market Division available with your variable life policy.

If you do not want your policy value in the Oppenheimer Global Multi-Alternatives Division automatically transferred to the MML U.S. Government Money Market Division, we must receive your request (in Good Order) at our Administrative Office by the close of the NYSE on April 26, 2019 to transfer your policy value to a different investment choice available under your variable life policy. That transfer:

•	will not count toward the number of free transfers allowed each year or count towards transfer limits imposed by our frequent trading and market timing policies; and

•	will not be subject to a transfer charge.

If, due to the liquidation, we transfer any of your policy value to the MML U.S. Government Money Market Division, such transfer:

•	will not count towards the number of free transfers allowed each year or count towards transfer limits imposed by our frequent trading and market timing policies; and

•	will not be subject to a transfer charge.

For up to 60 days after the Fund liquidation, you can transfer your policy value that was transferred to the MML U.S. Government Money Market sub-account due to the Fund liquidation to different investment choices available under your variable life policy without those transfers counting toward the number of free transfers allowed each year. That transfer:

•	will not count toward the number of free transfers allowed each year or count towards transfer limits imposed by our frequent trading and market timing policies; and

•	will not be subject to a transfer charge.

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Impact on Transaction Requests

Effective April 29, 2019, any transactions intended to result in the purchase of shares of the Oppenheimer Global Multi-Alternatives Fund/VA, including premium allocations and transfers into the Fund, will not be permitted.

If you do not wish to have a portion or all of your current premiums allocated to the MML U.S. Government Money Market Division available with your policy, you must send a request (in Good Order) to our Administrative Office to change your premium allocations.

Impact on Future Allocations

Effective April 29, 2019, the MML U.S. Government Money Market Division will automatically replace the Oppenheimer Global Multi-Alternatives Division if your allocation instructions require that a portion or all of your premiums be allocated to the Oppenheimer Global Multi-Alternatives Division.

If you do not wish to have a portion or all of your future premiums allocated to the MML U.S. Government Money Market Division available with your policy, you must send a request (in Good Order) to our Administrative Office to change your future premium allocations.

Impact on Automatic Programs

After the close of the NYSE on April 26, 2019, the MML U.S. Government Money Market Division will automatically replace the Oppenheimer Global Multi-Alternatives Division in all of the following automatic programs that utilized the Oppenheimer Global Multi-Alternatives Division as an investment choice:

•	Automated Account Value Transfer Program
•	Automated Account Re-Balancing Program.

You may change your automatic program elections by submitting a request (in Good Order) to our Administrative Office.

If you have questions about this supplement, wish to revise your premium payment allocation instructions or make other changes to your policy, please contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Administrative Office at (800) 665-2654. Our Administrative Office is open Monday through Friday between 8 a.m. and 5 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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